Exhibit 99.1

[GRAPHIC]	BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFORT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

GMACM Home Loan-Backed Term Notes, Series 2003-GH2:

Computational Materials (Part A) as of December 9, 2003

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and may be superseded by any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

$[318,215,000] (approximate)

Issuer:	GMACM Home Loan Trust 2003-GH2.

Offered Securities:	GMACM Home Loan-Backed Term Notes, Series 2003-GH2.

Depositor:	Residential Asset Mortgage Products, Inc.

Seller and Servicer:	GMAC Mortgage Corporation, or GMACM, a Pennsylvania corporation, originated or acquired most of the mortgage loans. The remainder of the mortgage loans were originated or acquired by GMAC Bank, a federal savings bank and an affiliate of GMACM, and subsequently sold to GMACM. GMACM and a limited liability company established by GMACM will be the sellers of the mortgage loans. GMACM will also be the servicer of the mortgage loans. The servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of the closing date, among the servicer, the issuer and the indenture trustee.

Owner Trustee:	Wilmington Trust Company.

Indenture Trustee:	[JPMorgan Chase] (the “Indenture Trustee”).

Lead Underwriter:	Bear, Stearns & Co. Inc.

Co-Managers:	GMAC Commercial Holding Capital Markets Corp. and Lehman Brothers.

Cut-off Date:	December 1, 2003.

Closing Date:	On or about December [22], 2003.

The Notes:

Approximately $[318,215,000] Home Loan-Backed Term Notes, Series 2003-GH2, are being offered (the “notes”). The notes will be issued pursuant to an indenture to be dated as of December [22], 2003, between the Issuer and the Indenture Trustee.

The Class A-1, Class A-2, Class A-3, and Class A-4 notes, collectively, will be referred to herein as the “Class A notes”.

The Class M-1 and Class M-2 notes, collectively, will be referred to herein as the “Class M notes.”

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Characteristics of the Notes (a),(b),(c),(d),(e),(f),(g)

Offered Securities	Initial Note Balance	Coupon	Avg Life to Call (years)	Principal Lockout (months)	Principal Window (months)	Final Sch. Maturity Date	Ratings (Moody’s/S&P)
Class A-1 notes	93,678,000	Floating (d)(e)	[1.00]	[0]	[25]	[7/25/12]	Aaa / AAA
Class A-2 notes	81,050,000	Fixed (e)	[3.00]	[24]	[28]	[7/25/20]	Aaa / AAA
Class A-3 notes	22,280,000	Fixed (e)(g)	[5.00]	[51]	[15]	[3/25/23]	Aaa / AAA
Class A-4 notes	98,961,000	Fixed (e)(f)(g)	[10.15]	[65]	[99]	[10/25/33]	Aaa / AAA
Class M-1 notes	8,544,000	Fixed (e)(f)(g)	[8.80]	[45]	[119]	[10/25/33]	Aa2 / AA
Class M-2 notes	7,254,000	Fixed (e)(f)(g)	[8.80]	[45]	[119]	[10/25/33]	A2 / A
Class B notes	6,448,000	Fixed (e)(f)(g)	[8.79]	[45]	[119]	[10/25/33]	Baa2 / BBB
Total Notes	318,215,000

(a)	The principal balance of each class is subject to a 5% variance.

(b)	Transaction priced to a 10% clean-up call.

(c)	100% Prepayment Assumption: 9% CPR for Prime Mortgage Loans and Mortgage Loans secured by unimproved land; and 25% CPR for all other Mortgage Loans.

(d)	The note rate on the Class A-1 notes will be equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap, and (iii) 12.00% per annum.

(e)	The note rate for each class of notes is subject to a cap equal to the Net WAC Cap.

(f)	If a 10% clean-up call is not exercised, the note rate applicable to the Class A-4, Class M-1, Class M-2 and Class B notes will increase by 0.50% on the first Payment Date after the first possible call date.

(g)	Bonds will be sold at a discount with an established coupon, currently expected to be 5.00%.

Offering:	The notes will be issued publicly from the Depositor’s shelf registration.

Form of Registration:	Book-entry form, same day funds through DTC, Euroclear.

Minimum Denominations:	$25,000.

Prepayment Pricing Speed Assumption:	For prime mortgage loans and mortgage loans secured by unimproved land, a prepayment rate equal to 9% CPR. For the remainder of the mortgage loans, a prepayment rate equal to 25% CPR.

Payment Date:	The 25th day of each month, or, if that day is not a business day, the next business day, beginning on January 25, 2004.

Payment Delay:	The notes, other than the Class A-1 notes, will have a payment delay of 24 days. The Class A-1 notes will have a payment delay of 0 days.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Note Rate:

Interest will accrue on all of the Notes, other than the Class A-1 notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

Interest will accrue on the Class A-1 notes from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date at the related Note Rate based on the actual number of days elapsed during the accrual period and an assumed year of 360 days.

The note rate on the Class A-1 notes will be equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap, and (iii) 12.00% per annum.

The note rate applicable to the Class A-4, Class M-1, Class M-2 and Class B notes will increase by 0.50% on the Payment Date after the first possible date on which the Optional Termination may be exercised.

Each class of notes will be subject to a cap equal to the Net WAC Cap.

Net WAC Cap:

On any Payment Date, the Net WAC Cap will be equal to the weighted average of the Net Mortgage Rates based upon the principal balance thereof at the end of the preceding collection period.

Interest carry forward amounts for each class of notes will be created to the extent that the note rate for any class is determined by the Net WAC Cap and will be payable on each payment date to the related notes to the extent of funds available.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate thereon minus the rate at which the servicing fee is paid, each expressed as a percentage of the stated principal balance of the mortgage loan.

The Trust:

The depositor will establish the GMACM Home Loan Trust 2003-GH2, a Delaware statutory trust, to issue the notes. The assets of the trust will include the adjustable and fixed rate mortgage loans that are generally secured by first liens on one- to four-family residential properties.

Payments of interest and principal on the notes (other than in respect of Net WAC Cap shortfalls) will be made only from payments received in connection with the mortgage loans. Net WAC Cap shortfalls will be payable out of excess cash flow.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

The Mortgage Pool:

Unless we indicate otherwise, the statistical information we present in these computational materials are approximate and reflect the information as of the cut-off date. The mortgage loans consist of [2,324] fixed and adjustable-rate mortgage loans with an initial aggregate principal balance of $[322,405,840] as of the cut-off date.

[1,960] of the mortgage loans representing [83.00]% of the mortgage loans are fixed rate mortgage loans and [364] of the mortgage loans representing [17.00]% of the mortgage loans are adjustable rate mortgage loans as of the cut-off date. The adjustable-rate mortgage loans generally adjust either semi-annually or annually, after, in some instances, an initial fixed period.

The mortgage loans are generally secured by first liens on one- to four-family residential properties.

With respect to the mortgage loans:

•        Approximately [3.56]% were 30 to 59 days delinquent as of the cut-off date.

•        Approximately [22.52]% of the mortgage loans are either FHA loans without FHA insurance or VA loans without a VA guaranty.

•        Approximately [8.56]% of the mortgage loans are secured by first liens on unimproved land.

•        Approximately [1.25]% of the mortgage loans are secured by first liens on single family homes in rural areas.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Additional Mortgage Characteristics:

The mortgage loans were underwritten pursuant to a variety of guidelines, as more fully described in the Prospectus Supplement. The mortgage pool contains mortgage loans having, but not limited to, the following characteristics:

Program Violations: The underwriting criteria that were applied in the origination of some of the mortgage loans deviated from GMACM’s underwriting criteria under their respective program guidelines. For example, some of the borrowers have credit scores that are less than the minimum requirements or have loan-to-value ratios that exceed the limits under the applicable guidelines.

FHA/VA Loans: Certain of the mortgage loans are FHA loans without FHA insurance or VA loans without a VA guaranty. These loans were originated in accordance with the related program but generally either did not meet the documentation requirements for the related program or the borrower had an imperfect credit history.

Documentation Deficiencies: Some of the mortgage files do not contain the related mortgage note or a lost note affidavit with a copy of the related mortgage note or copies of the related mortgage or other documentation that is typically required when a mortgage loan is originated.

Seasoned Loans: Some of the mortgage loans are seasoned longer than allowed by certain guidelines or have been securitized and repurchased pursuant to an optional termination provision.

Land Loans: Certain of the mortgage loans are secured by a mortgage on unimproved land. With respect to such land loans, the lot to be purchased must be unimproved, zoned for residential use, subdivided or approved as a building lot entity and have all utilities, including water and sewer, available. Fixed rate land loans are generally interest-only for a term of 1-5 years with a principal payment at maturity. Adjustable rate land loans are generally a two to five year adjustable rate balloon with a 30-year amortization. These loans generally have a maximum loan size of $450,000 with a maximum LTV of 80%. The minimum FICO score required for this program is 620.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Priority of Distributions:

On each Payment Date, amounts available for distribution will be allocated in the following order of priority:

Interest

1.      To pay accrued and unpaid interest, on the Class A Notes, pro rata;

2.      To pay accrued and unpaid interest, sequentially, on the Class M-1 Notes, the Class M-2 Notes, and the Class B Notes.

Principal

1.      To pay as principal on the Class A Notes, sequentially to the Class A-1, Class A-2, Class A-3, and Class A-4 notes, an amount equal to the Class A Principal Distribution Amount;

2.      To pay as principal on the Class M-1 Notes, an amount equal to the Class M-1 Principal Distribution Amount;

3.      To pay as principal on the Class M-2 Notes, an amount equal to the Class M-2 Principal Distribution Amount; and

4.      To pay as principal on the Class B Notes, an amount equal to the Class B Principal Distribution Amount.

Net Monthly Excess Cash Flow

1.      To pay as principal to the Notes then entitled to receive principal the amount necessary to cover realized losses on the related Mortgage Loans;

2.      To pay as principal on the Notes then entitled to receive principal the amount necessary to cause the overcollateralization amount to equal the required overcollateralization amount;

3.      To pay as interest on the notes the amount of any Carry Forward Amounts, sequentially, to the Class A-Notes (pro rata among such classes of notes), the Class M-1 Notes, the Class M-2 Notes and the Class B Notes; and

4.      To the holders of the certificates, any remaining excess cash flow.

In the event that, due to losses, the principal balance of the Class M-1 Notes has been reduced to zero while the Class A Notes are still outstanding, the Class A Principal Distribution Amount will be paid pro rata, and not sequentially, among the then outstanding classes of Class A notes.

Principal Distributions:	The Class M notes and Class B notes will not receive any principal payments prior to the Stepdown Date (so long as a Trigger Event is in effect), unless the aggregate note balance of the Class A notes is equal to zero. On or after the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A notes, Class M notes and Class B notes as described under “Priority of Distributions”.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Principal Distribution Amount:	Total principal collections received during the related collection period less any overcollateralization release amount.

Class A Principal Distribution Amount:	With respect to any Payment Date, (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Payment Date, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (a) the Principal Distribution Amount for that Payment Date, and (b) the excess of (1) the aggregate Class A principal balance immediately prior to that Payment Date over (2) the lesser of (x) the product of the (I) the applicable Subordination Percentage and (II) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate principal balance of the mortgage loans immediately preceding that Payment Date, less the overcollateralization floor.

Class M-1 Principal Distribution Amount:	With respect to any Payment Date, (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (a) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount, and (b) the excess of (1) the sum of (A) the aggregate Class A principal balance (after taking into account the payment of the Class A Principal Distribution Amount for that Payment Date), and (B) the principal balance of the Class M-1 notes immediately prior to that Payment Date, over (2) the lesser of (x) the product of the (I) the applicable Subordination Percentage and (II) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate principal balance of the mortgage loans immediately preceding that Payment Date, less the overcollateralization floor.

Class M-2 Principal Distribution Amount:	With respect to any Payment Date, (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (a) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, and (b) the excess of (1) the sum of (A) the aggregate Class A principal balance and Class M-1 principal balance (after taking into account the payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount for that Payment Date), and (B) the principal balance of the Class M-2 notes immediately prior to that Payment Date, over (2) the lesser of (x) the product of the (I) the applicable Subordination Percentage and (II) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate principal balance of the mortgage loans immediately preceding that Payment Date, less the overcollateralization floor.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Class B Principal Distribution Amount:	With respect to any Payment Date, (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (a) the remaining Principal Distribution Amount for that Payment Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount, and (b) the excess of (1) the sum of (A) the aggregate Class A principal balance, Class M-1 principal balance and Class M-2 principal balance (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Payment Date), and (B) the principal balance of the Class B notes immediately prior to that Payment Date, over (2) the lesser of (x) the product of the (I) the applicable Subordination Percentage and (II) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate principal balance of the mortgage loans immediately preceding that Payment Date, less the overcollateralization floor.

Carry-Forward Amounts:

The carry-forward amount is equal to the aggregate amount of Net WAC Cap shortfalls on such Payment Date plus any unpaid Net WAC Cap shortfalls from prior Payment Dates, plus interest thereon to the extent previously unreimbursed.

On any Payment Date on which any of the notes, other than the Class A-1 notes, receive interest based upon the Net WAC Cap, the Net WAC Cap shortfall for such notes is equal to the excess, if any, of (i) accrued interest on the related notes calculated at the related fixed rate over (ii) accrued interest on the related notes calculated pursuant to the Net WAC Cap.

On any Payment Date on which the Class A-1 notes receive interest based upon the Net WAC Cap, the Net WAC Cap shortfall for such notes is equal to the excess, if any, of (i) accrued interest on the related notes calculated pursuant to the lesser of (a) one-month LIBOR plus the margin for the Class A-1 notes and (b) 12.00%, over (ii) accrued interest on the related notes calculated pursuant to the Net WAC Cap.

Stepdown Date:	The later to occur of (1) the Payment Date in January 2007 (i.e., the 37th Payment Date) and (2) the first Payment Date on which the current aggregate principal balance of the mortgage loans has been reduced to an amount less than 50% of the initial aggregate principal balance of the mortgage loans.

Subordination Percentage:	As to any class of notes, the respective percentages set forth below: Class A [81.70]% Class M-1 [87.00]% Class M-2 [91.50]% Class B [95.50]%

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Required Overcollateralization Amount:	On any Payment Date prior to the Stepdown Date, an amount equal to [2.25]% of the aggregate principal balance of the mortgage loans as of the Cut-off Date. On or after the Stepdown Date, the Required Overcollateralization Amount will be equal to the greater of (a) [4.50]% of the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that Payment Date and (b) the Overcollateralization Floor; provided, however, that any scheduled reduction to the Required Overcollateralization Amount on or after the Stepdown Date as described above shall not be made on any Payment Date if a Trigger Event is in effect.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-off Date.

Overcollateralization Amount:	With respect to any Payment Date, the excess, if any, of the aggregate principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Payment Date, over the aggregate principal balance of the notes, as of such date, before taking into account distributions of principal to be made on that Payment Date.

Trigger Event:

A Trigger Event has occurred if:

1.      The three-month rolling average of the 60+ day delinquent loans (including foreclosures and REO) equals or exceeds [30.00]% of the Senior Enhancement Percentage;

2.      For the 37th through the 48th Payment Dates, the cumulative realized losses on the mortgage loans exceed [1.50]%;

3.      For the 49th through the 60th Payment Dates, the cumulative realized losses on the mortgage loans exceed [1.75]%;

4.      For the 61st through the 72nd Payment Dates, the cumulative realized losses on the mortgage loans exceed [2.00]%; and

5.      For the 72nd Payment Date and thereafter, the cumulative realized losses on the mortgage loans exceed [2.25]%.

These Trigger Events may be revised with the consent of the rating agencies.

Senior Enhancement Percentage:	For any Payment Date, the percentage obtained by dividing (i) the sum of (a) the aggregate principal balances of the Class M-1, Class M-2 and Class B notes and (b) the Overcollateralization Amount, in each case prior to the distribution of the related Principal Distribution Amount on such Payment Date, by (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period.

Servicing Fee:	The servicing fee to be paid to the Servicer as compensation for servicing the mortgage loans will be 0.35% per annum. The servicing fee will be computed and payable monthly.

Advancing:	The servicer will advance the principal and interest portion of any delinquent monthly payment, but only to the extent deemed by the servicer to be recoverable.

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Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Credit Enhancement:

The credit enhancement provided for the benefit of the notes consists of:

Initial Note Subordination (% Orig.):

[6.90]% for the Class A Notes;

[4.25]% for the Class M-1 Notes;

[2.00]% for the Class M-2 Notes; and

[0.00]% for the Class B Notes;

Overcollateralization (“OC”):

Initial (% Orig.)                                  [1.30]%

OC Target (% Orig.)                          [2.25]%

OC After Step-Down (% Curr.)         [4.50]%

OC Floor (% Orig.)                            0.50%

Excess Spread:

Excess spread will be used immediately to amortize the notes and reach the Required Overcollateralization Amount.

Optional Redemption:	A principal payment may be made to redeem the notes upon the exercise by the servicer of its option to purchase the mortgage loans in the trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans.

Tax Status:	The notes, other than the Class R certificates, will represent ownership of (i) regular interests in a real estate mortgage investment conduit, which interests have no rights to receive amounts in respect of Net WAC Cap shortfalls and (ii) the right to receive amounts in respect of Net WAC Cap shortfalls, which rights shall not be treated as regular interests in a real estate mortgage investment conduit. For federal income tax purposes, each class of Class R certificates will be the sole residual interest in one of the [two] real estate mortgage investment conduits.

ERISA Eligibility:	The notes may be purchased by employee benefit plans subject to the requirements of ERISA.

SMMEA Treatment:	The notes will not constitute “mortgage related securities” for purposes of SMMEA.

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

Ratings:

It is a condition to the issuance of the Class A, Class M-1, Class M-2 and Class B notes that they receive ratings of Aaa/AAA, Aa2/AA, A2/A and Baa2/BBB, respectively, by Moody’s Investors Service and Standard & Poor’s Ratings Services.

A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of the mortgage loans or any corresponding effect on the yield to investors.

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

SENSITIVITY TABLES

To Call

Class A-1 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	3.69	1.61	1.28	1.00	0.82	0.69
Modified Duration (years)	3.55	1.57	1.25	0.98	0.81	0.68
First Principal Payment	1/25/2004	1/25/2004	1/25/2004	1/25/2004	1/25/2004	1/25/2004
Last Principal Payment	10/25/2011	9/25/2006	7/25/2006	1/25/2006	9/25/2005	5/25/2005
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	94	33	31	25	21	17
Illustrative Yield @ Par	1.39%	1.39%	1.39%	1.40%	1.40%	1.40%

Class A-2 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	11.71	4.77	3.65	3.00	2.56	2.24
Modified Duration (years)	9.24	4.27	3.33	2.78	2.40	2.11
First Principal Payment	10/25/2011	9/25/2006	7/25/2006	1/25/2006	9/25/2005	5/25/2005
Last Principal Payment	9/25/2019	1/25/2011	5/25/2009	4/25/2008	7/25/2007	11/25/2006
Principal Lockout (months)	93	32	30	24	20	16
Principal Window (months)	96	53	35	28	23	19
Illustrative Yield @ 99.974348%	3.81%	3.78%	3.76%	3.75%	3.74%	3.72%

Class A-3 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	17.24	8.07	6.13	5.00	4.13	3.47
Modified Duration (years)	11.30	6.49	5.16	4.32	3.65	3.11
First Principal Payment	9/25/2019	1/25/2011	5/25/2009	4/25/2008	7/25/2007	11/25/2006
Last Principal Payment	8/25/2022	1/25/2013	11/25/2010	6/25/2009	8/25/2008	12/25/2007
Principal Lockout (months)	188	84	64	51	42	34
Principal Window (months)	36	25	19	15	14	14
Illustrative Yield @ 99.66066%	5.05%	5.05%	5.05%	5.05%	5.05%	5.05%

Class A-4 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	23.60	15.12	12.22	10.15	8.68	7.52
Modified Duration (years)	12.90	9.83	8.49	7.41	6.56	5.85
First Principal Payment	8/25/2022	1/25/2013	11/25/2010	6/25/2009	8/25/2008	12/25/2007
Last Principal Payment	3/25/2030	10/25/2023	4/25/2020	8/25/2017	11/25/2015	5/25/2014
Principal Lockout (months)	223	108	82	65	55	47
Principal Window (months)	92	130	114	99	88	78
Illustrative Yield @ 89.485077%	5.87%	6.12%	6.29%	6.48%	6.66%	6.86%

Prepayment Assumption:

•	9% CPR for prime mortgage loans and mortgage loans secured by unimproved land

•	25% CPR for the remainder of the mortgage loans

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

SENSITIVITY TABLES

To Call

Class M-1 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	21.84	13.26	10.63	8.80	7.49	6.49
Modified Duration (years)	12.41	8.90	7.58	6.56	5.76	5.12
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	3/25/2030	10/25/2023	4/25/2020	8/25/2017	11/25/2015	5/25/2014
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	145	163	139	119	106	89
Illustrative Yield @ 91.154766%	5.76%	6.04%	6.21%	6.39%	6.57%	6.76%

Class M-2 (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	21.84	13.26	10.63	8.80	7.49	6.48
Modified Duration (years)	12.20	8.76	7.47	6.46	5.67	5.04
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	3/25/2030	10/25/2023	4/25/2020	8/25/2017	11/25/2015	5/25/2014
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	145	163	139	119	106	89
Illustrative Yield @ 87.653097%	6.07%	6.48%	6.73%	6.99%	7.26%	7.53%

Class B (to call)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	21.84	13.25	10.62	8.79	7.48	6.48
Modified Duration (years)	11.76	8.48	7.23	6.26	5.49	4.88
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	3/25/2030	10/25/2023	4/25/2020	8/25/2017	11/25/2015	5/25/2014
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	145	163	139	119	106	89
Illustrative Yield @ 80.944658%	6.74%	7.40%	7.81%	8.24%	8.68%	9.13%

Prepayment Assumption:

•	9% CPR for prime mortgage loans and mortgage loans secured by unimproved land

•	25% CPR for the remainder of the mortgage loans

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

SENSITIVITY TABLES

To Maturity

Class A-1 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	3.69	1.61	1.28	1.00	0.82	0.69
Modified Duration (years)	3.55	1.57	1.25	0.98	0.81	0.68
First Principal Payment	1/25/2004	1/25/2004	1/25/2004	1/25/2004	1/25/2004	1/25/2004
Last Principal Payment	10/25/2011	9/25/2006	7/25/2006	1/25/2006	9/25/2005	5/25/2005
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	94	33	31	25	21	17
Illustrative Yield @ Par	1.39%	1.39%	1.39%	1.40%	1.40%	1.40%

Class A-2 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	11.71	4.77	3.65	3.00	2.56	2.24
Modified Duration (years)	9.24	4.27	3.33	2.78	2.40	2.11
First Principal Payment	10/25/2011	9/25/2006	7/25/2006	1/25/2006	9/25/2005	5/25/2005
Last Principal Payment	9/25/2019	1/25/2011	5/25/2009	4/25/2008	7/25/2007	11/25/2006
Principal Lockout (months)	93	32	30	24	20	16
Principal Window (months)	96	53	35	28	23	19
Illustrative Yield @ 99.974348%	3.81%	3.78%	3.76%	3.75%	3.74%	3.72%

Class A-3 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	17.24	8.07	6.13	5.00	4.13	3.47
Modified Duration (years)	11.30	6.49	5.16	4.32	3.65	3.11
First Principal Payment	9/25/2019	1/25/2011	5/25/2009	4/25/2008	7/25/2007	11/25/2006
Last Principal Payment	8/25/2022	1/25/2013	11/25/2010	6/25/2009	8/25/2008	12/25/2007
Principal Lockout (months)	188	84	64	51	42	34
Principal Window (months)	36	25	19	15	14	14
Illustrative Yield @ 99.66066%	5.05%	5.05%	5.05%	5.05%	5.05%	5.05%

Class A-4 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	23.93	16.20	13.54	11.48	9.88	8.61
Modified Duration (years)	12.97	10.11	8.89	7.86	7.01	6.29
First Principal Payment	8/25/2022	1/25/2013	11/25/2010	6/25/2009	8/25/2008	12/25/2007
Last Principal Payment	9/25/2032	4/25/2032	10/25/2031	10/25/2030	4/25/2029	6/25/2027
Principal Lockout (months)	223	108	82	65	55	47
Principal Window (months)	122	232	252	257	249	235
Illustrative Yield @ 89.485077%	5.86%	6.11%	6.26%	6.42%	6.59%	6.76%

Prepayment Assumption:

•	9% CPR for prime mortgage loans and mortgage loans secured by unimproved land

•	25% CPR for the remainder of the mortgage loans

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

SENSITIVITY TABLES

To Maturity

Class M-1 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	22.06	13.98	11.47	9.61	8.19	7.11
Modified Duration (years)	12.46	9.10	7.85	6.85	6.04	5.39
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	1/25/2032	11/25/2029	10/25/2027	3/25/2025	8/25/2022	5/25/2020
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	167	236	229	210	187	161
Illustrative Yield @ 91.154766%	5.76%	6.02%	6.18%	6.35%	6.52%	6.70%

Class M-2 (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	22.02	13.87	11.32	9.44	8.03	6.96
Modified Duration (years)	12.24	8.92	7.67	6.68	5.88	5.24
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	8/25/2031	10/25/2028	3/25/2026	5/25/2023	11/25/2020	9/25/2018
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	162	223	210	188	166	141
Illustrative Yield @ 87.653097%	6.07%	6.46%	6.69%	6.94%	7.19%	7.45%

Class B (to maturity)
Percent of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	21.93	13.52	10.91	9.05	7.69	6.67
Modified Duration (years)	11.78	8.54	7.31	6.34	5.57	4.96
First Principal Payment	3/25/2018	4/25/2010	10/25/2008	10/25/2007	2/25/2007	1/25/2007
Last Principal Payment	2/25/2031	12/25/2026	10/25/2023	12/25/2020	6/25/2018	10/25/2016
Principal Lockout (months)	170	75	57	45	37	36
Principal Window (months)	156	201	181	159	137	118
Illustrative Yield @ 80.944658%	6.73%	7.38%	7.78%	8.20%	8.63%	9.07%

Prepayment Assumption:

•	9% CPR for prime mortgage loans and mortgage loans secured by unimproved land

•	25% CPR for the remainder of the mortgage loans

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

COLLATERAL SUMMARY

Aggregate Mortgage Loans by Product Type

(as of the Cut-Off Date)

Collateral Sub-Group	Prime	FHA/VA	Lot Loans	RHS	Alt-A Solutions	HLTV	Alt-A	Total
Percent of Total	65.97%	22.52%	8.56%	1.25%	0.87%	0.57%	0.26%	100.00%

Current Principal Bal.
Current Balance	$212,703,800	$72,597,476	$27,602,865	$4,014,937	$2,819,639	$1,828,691	$838,433	$322,405,840
Loan Count	1152	732	341	62	13	13	11	2324
Average Balance	$184,639	$99,177	$80,947	$64,757	$216,895	$140,669	$76,221	$138,729

Coupon and Term
Gross WAC (%)	5.828%	6.925%	5.617%	8.103%	6.988%	9.212%	8.998%	6.123%
WAM (mos)	292	317	25	271	343	333	276	275
WA Age (mos)	11	38	11	89	17	27	54	19
WA Orig. Term	304	355	36	360	360	360	329	294

First/Second Lien
First Lien	100%	100%	100%	100%	100%	100%	100%	100%
Second Lien	0%	0%	0%	0%	0%	0%	0%	0%

FICO and CLTV
WA FICO	706	592	729	548	668	690	588	680
% below 640	17.36%	74.63%	2.64%	89.98%	26.42%	15.08%	100.00%	30.18%
WA CLTV	65.96%	92.98%	75.67%	90.67%	71.06%	114.34%	77.51%	73.53%
% CLTV > 100%	0.82%	7.42%	0.00%	1.84%	0.00%	94.60%	0.00%	2.77%

Fixed/Floating
% Fixed Rate	84.77%	79.01%	82.15%	100.00%	37.62%	100.00%	39.47%	83.00%
% ARM	15.23%	20.99%	17.85%	0.00%	62.38%	0.00%	60.53%	17.00%

ARM Characteristics
WA Margin	2.74%	2.57%	4.04%	N/A	4.03%	N/A	6.96%	2.89%
WA Lifetime Cap	9.75%	11.50%	9.39%	N/A	12.81%	N/A	17.46%	10.37%
WA Next Rate Adj.	61.08	5.29	6.50	N/A	9.13	N/A	5.20	38.48
WA Reset Frequency	12	12	12	N/A	7	N/A	6	12

Property Type
Single Family	74.14%	82.88%	0.00%	100.00%	54.88%	82.42%	100.00%	70.03%
Land	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	8.56%
2-4 Family	7.37%	7.21%	0.00%	0.00%	37.30%	0.00%	0.00%	6.81%
PUD	7.30%	5.12%	0.00%	0.00%	5.09%	17.58%	0.00%	6.11%
Condo ***	7.89%	4.45%	0.00%	0.00%	2.73%	0.00%	0.00%	6.23%
Other	3.31%	0.34%	0.00%	0.00%	0.00%	0.00%	0.00%	2.26%

Occupancy Status
Owner Occupied	93.58%	99.63%	3.66%	83.74%	61.14%	100.00%	94.83%	86.88%
Non-Owner	2.68%	0.37%	0.00%	16.26%	36.13%	0.00%	5.17%	2.39%
Second Home/NA	3.74%	0.00%	96.34%	0.00%	2.73%	0.00%	0.00%	10.74%

Loan Purpose
Purchase	16.73%	84.05%	92.24%	100.00%	34.68%	100.00%	49.99%	40.11%
Refinance	48.09%	11.51%	7.76%	0.00%	10.44%	0.00%	14.00%	35.11%
Cash Out	34.51%	4.44%	0.00%	0.00%	54.88%	0.00%	36.01%	24.34%
New Construction	0.67%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.44%

States > 5%
	NY - 36.54%	CA - 9.96%	MT - 15.42%	FL - 30.96%	CA - 49.00%	AK - 25.34%	NY - 31.70%	NY - 25.59%
	MA - 14.26%	IL - 6.12%	CO - 13.56%	GA - 12.55%	NJ - 18.26%	CA - 17.87%	MI - 25.97%	MA - 10.32%
	CA - 6.53%	FL - 5.20%	CA - 11.00%	NJ - 10.13%	IL - 10.11%	MO - 12.52%	FL - 13.77%	CA - 8.11%
			AK - 6.53%	TX - 8.44%	MA - 7.71%	OH - 11.79%	IN - 12.05%
			FL - 6.51%	NC - 7.17%	NY - 5.65%	PA - 9.01%	NJ - 7.26%
			MI - 6.01%	CA - 7.01%	IN - 5.09%	FL - 8.24%
						GA - 6.84%

Delinquency Status
Current	98.09%	90.52%	100.00%	89.01%	100.00%	97.08%	93.77%	96.44%
30-59 Days	1.91%	9.48%	0.00%	10.99%	0.00%	2.92%	6.23%	3.56%
60-89 Days	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
90+ Days	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Index (of ARM Loans)
COFI	0.45%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.27%
6 Month LIBOR	1.25%	0.00%	0.00%	N/A	87.65%	N/A	100.00%	4.47%
12 Month LIBOR	35.05%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	20.71%
1 Year Treasury	59.85%	100.00%	100.00%	N/A	12.35%	N/A	0.00%	72.54%
5 Year Treasury	3.41%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	2.01%

Notes

*	All percentages are calculated using the subpool’s Fixed totals.

**	All percentages are calculated using the subpool’s ARM totals.

***	Includes low-rise and high-rise condominiums.

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

COLLATERAL SUMMARY

Fixed-Rate Mortgage Loans by Product Type

(as of the Cut-Off Date)

Collateral Sub-Group	Prime	FHA/VA	Lot Loans	RHS	Alt-A Solutions	HLTV	Alt-A	Total
Percent of Total	67.39%	21.44%	8.47%	1.50%	0.40%	0.68%	0.12%	100.00%

Current Principal Bal.
Current Balance	$180,315,219	$57,362,470	$22,674,823	$4,014,937	$1,060,684	$1,828,691	$330,900	$267,587,722
Loan Count	1,037	550	285	62	6	13	7	1,960
Average Balance	$173,882	$104,295	$79,561	$64,757	$176,781	$140,669	$47,271	$136,524

Coupon and Term
Gross WAC (%)	5.998%	7.241%	5.702%	8.103%	7.290%	9.212%	10.356%	6.303%
WAM (mos)	282	328	24	271	341	333	223	270
WA Age (mos)	12	26	12	89	19	27	59	16
WA Orig. Term	294	354	36	360	360	360	283	287

First/Second Lien
First Lien	100%	100%	100%	100%	100%	100%	100%	100%
Second Lien	0%	0%	0%	0%	0%	0%	0%	0%

FICO and CLTV
WA FICO	703	599	725	548	678	690	560	680
% below 640	18.64%	71.71%	2.98%	89.98%	3.86%	15.08%	100.00%	29.78%
WA CLTV	66.01%	94.24%	76.02%	90.67%	59.53%	114.34%	62.89%	73.58%
% CLTV > 100%	0.97%	8.96%	0.00%	1.84%	0.00%	94.60%	0.00%	3.25%

Fixed/Floating
% Fixed Rate	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
% ARM	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

ARM Characteristics
WA Margin	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
WA Lifetime Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
WA Next Rate Adj.	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
WA Reset Frequency	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Property Type
Single Family	74.19%	81.79%	0.00%	100.00%	100.00%	82.42%	100.00%	70.11%
Land	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	8.47%
2-4 Family	8.67%	8.15%	0.00%	0.00%	0.00%	0.00%	0.00%	7.59%
PUD	7.47%	6.15%	0.00%	0.00%	0.00%	17.58%	0.00%	6.47%
Condo ***	6.26%	3.47%	0.00%	0.00%	0.00%	0.00%	0.00%	4.96%
Other	3.42%	0.43%	0.00%	0.00%	0.00%	0.00%	0.00%	2.39%

Occupancy Status
Owner Occupied	93.83%	99.81%	4.24%	83.74%	96.14%	100.00%	86.91%	87.41%
Non-Owner	2.73%	0.19%	0.00%	16.26%	3.86%	0.00%	13.09%	2.16%
Second Home/NA	3.44%	0.00%	95.76%	0.00%	0.00%	0.00%	0.00%	10.43%

Loan Purpose
Purchase	15.50%	81.88%	92.31%	100.00%	0.00%	100.00%	15.79%	38.02%
Refinance	47.23%	13.34%	7.69%	0.00%	0.00%	0.00%	35.47%	35.39%
Cash Out	36.57%	4.77%	0.00%	0.00%	100.00%	0.00%	48.74%	26.12%
New Construction	0.70%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.47%

States > 5%
	NY - 41.73%	CA - 8.65%	MT - 14.72%	FL - 30.96%	CA - 81.11%	AK - 25.34%	MI - 42.41%	NY - 29.64%
	MA - 10.68%	IL - 6.12%	CO - 14.36%	GA - 12.55%	NY - 15.03%	CA - 17.87%	NJ - 18.40%	CA - 8.21%
	CA - 7.28%	FL - 6.05%	CA - 10.63%	NJ - 10.13%		MO - 12.52%	FL - 15.79%	MA - 7.97%
		NY - 5.40%	AK - 7.95%	TX - 8.44%		OH - 11.79%	WV - 9.95%
			MI - 6.63%	NC - 7.17%		PA - 9.01%	LA - 7.30%
			FL - 7.00%	CA - 7.01%		FL - 8.24%	MS - 6.16%
						GA - 6.84%

Delinquency Status
Current	97.75%	89.63%	100.00%	89.01%	100.00%	97.08%	84.21%	96.06%
30-59 Days	2.25%	10.37%	0.00%	10.99%	0.00%	2.92%	15.79%	3.94%
60-89 Days	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
90+ Days	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Index (of ARM Loans)
COFI	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
6 Month LIBOR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
12 Month LIBOR	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1 Year Treasury	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
5 Year Treasury	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Notes

*	All percentages are calculated using the subpool’s Fixed totals.

**	All percentages are calculated using the subpool’s ARM totals.

***	Includes low-rise and high-rise condominiums.

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH2

Computational Materials (Part A) as of December 9, 2003

COLLATERAL SUMMARY

Adjustable-Rate Mortgage Loans by Product Type

(as of the Cut-Off Date)

Collateral Sub-Group	Prime	FHA/VA	Lot Loans	RHS	Alt-A Solutions	HLTV	Alt-A	Total
Percent of Total	59.08%	27.79%	8.99%		3.21%		0.93%	100.00%

Current Principal Bal.
Current Balance	$32,388,581	$15,235,006	$4,928,042	N/A	$1,758,955	N/A	$507,533	$54,818,118
Loan Count	115	182	56	N/A	7	N/A	4	364
Average Balance	$281,640	$83,709	$88,001	N/A	$251,279	N/A	$126,883	$150,599

Coupon and Term
Gross WAC (%)	4.880%	5.735%	5.228%	N/A	6.806%	N/A	8.112%	5.241%
WAM (mos)	349	276	29	N/A	345	N/A	310	300
WA Age (mos)	8	84	7	N/A	15	N/A	50	30
WA Orig. Term	358	360	36	N/A	360	N/A	360	329

First/Second Lien
First Lien	100%	100%	100%	N/A	100%	N/A	100%	100%
Second Lien	0%	0%	0%	N/A	0%	N/A	0%	0%

FICO and CLTV
WA FICO	723	568	743	N/A	662	N/A	606	679
% below 640	10.22%	85.63%	1.09%	N/A	40.03%	N/A	100.00%	32.14%
WA CLTV	65.69%	88.25%	74.07%	N/A	78.02%	N/A	87.05%	73.31%
% CLTV > 100%	0.00%	1.61%	0.00%	N/A	0.00%	N/A	0.00%	0.45%

Fixed/Floating
% Fixed Rate	0.00%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.00%
% ARM	100.00%	100.00%	100.00%	N/A	100.00%	N/A	100.00%	100.00%

ARM Characteristics
WA Margin	2.74%	2.57%	4.04%	N/A	4.03%	N/A	6.96%	2.89%
WA Lifetime Cap	9.75%	11.50%	9.39%	N/A	12.81%	N/A	17.46%	10.37%
WA Next Rate Adj.	61.08	5.29	6.50	N/A	9.13	N/A	5.20	38.48
WA Reset Frequency	12	12	12	N/A	7	N/A	6	12

Property Type
Single Family	73.84%	86.99%	0.00%	N/A	27.68%	N/A	100.00%	69.61%
Land	0.00%	0.00%	100.00%	N/A	0.00%	N/A	0.00%	8.99%
2-4 Family	0.16%	3.65%	0.00%	N/A	59.79%	N/A	0.00%	3.03%
PUD	6.35%	1.24%	0.00%	N/A	8.16%	N/A	0.00%	4.36%
Condo ***	16.96%	8.12%	0.00%	N/A	4.38%	N/A	0.00%	12.42%
Other	2.69%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	1.59%

Occupancy Status
Owner Occupied	92.17%	98.97%	0.99%	N/A	40.03%	N/A	100.00%	84.26%
Non-Owner	2.42%	1.03%	0.00%	N/A	55.59%	N/A	0.00%	3.50%
Second Home/NA	5.41%	0.00%	99.01%	N/A	4.38%	N/A	0.00%	12.24%

Loan Purpose
Purchase	23.59%	92.21%	91.95%	N/A	55.59%	N/A	72.28%	50.28%
Refinance	52.85%	4.61%	8.05%	N/A	16.73%	N/A	0.00%	33.77%
Cash Out	23.02%	3.18%	0.00%	N/A	27.68%	N/A	27.72%	15.63%
New Construction	0.53%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.32%

States > 5%
	MA - 34.21%	CA - 14.87%	MT - 18.64%	N/A	CA - 29.64%	N/A	NY - 52.37%	MA - 21.80%
	MI - 10.86%	PA - 6.61%	CA - 12.70%	N/A	NJ - 29.27%	N/A	IN - 19.91%	MI - 7.83%
	NJ - 9.16%	CT - 6.52%	CO - 9.89%	N/A	IL - 16.21%	N/A	MI - 15.26%	CA - 7.63%
	NY - 7.63%	IL - 6.11%	IL - 9.33%	N/A	MA - 12.35%	N/A	FL - 12.46%	NJ - 6.82%
	IN - 7.44%	TN - 5.13%	CT - 8.79%	N/A	IN - 8.16%	N/A		NY - 5.82%
		MD - 5.04%	WA - 7.24%	N/A		N/A		IN - 5.61%
				N/A		N/A		IL - 5.55%

Delinquency Status
Current	100.00%	93.85%	100.00%	N/A	100.00%	N/A	100.00%	98.29%
30-59 Days	0.00%	6.15%	0.00%	N/A	0.00%	N/A	0.00%	1.71%
60-89 Days	0.00%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.00%
90+ Days	0.00%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.00%

Index (of ARM Loans)
COFI	0.45%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	0.27%
6 Month LIBOR	1.25%	0.00%	0.00%	N/A	87.65%	N/A	100.00%	4.47%
12 Month LIBOR	35.05%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	20.71%
1 Year Treasury	59.85%	100.00%	100.00%	N/A	12.35%	N/A	0.00%	72.54%
5 Year Treasury	3.41%	0.00%	0.00%	N/A	0.00%	N/A	0.00%	2.01%

Notes

*	All percentages are calculated using the subpool’s Fixed totals.

**	All percentages are calculated using the subpool’s ARM totals.

***	Includes low-rise and high-rise condominiums.

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

AGGREGATE COLLATERAL SUMMARY

Total Outstanding Balance	$322,405,840.35
Number of Loans	2,324
Average Remaining Balance:	$138,728.85
WA Mortgage Loan Rate	6.12%
Original Weighted Average Term	294
Remaining Weighted Average Term	275
Lien Position	100% First Lien
WA CLTV Ratio	73.53%
WA FICO Score	680
Documentation
Standard	72.36%
Super Express	9.36%
Alternate	6.09%
Stream lined Docs	5.19%
Family First Direct	2.27%
Stated	1.61%
Select	1.43%
Select Super Select	0.75%
Express	0.54%
Relocation	0.28%
GM Expanded FAM	0.12%
Property Type
Single Family	70.03%
Land	8.56%
2-4 Family	6.81%
Condo	6.23%
PUD	6.11%
Coop	1.64%
Manufactured Housing	0.52%
Townhouse	0.10%
Occupancy
Owner	86.88%
Second Home	10.74%
Non Owner	2.39%
% Fixed-Rate	83.00%
% Adjustable Rate	17.00%
Geographic Distribution (≥ 5%)	NY - 25.59%
MA - 10.32%
CA - 8.11%
Gross Margin	2.89%
Maximum Loan Rate	10.37%
Delinquency Status
Current	96.44%
30 - 59 Days	3.56%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Set forth below is a description of certain characteristics of the Initial Aggregate Mortgage Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Aggregate Mortgage Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

AGGREGATE COLLATERAL TABLES

Current Principal Balance

Principal Balance Range	Loan Count	Principal Balance	% of Agg. Principal
.01 - 25,000.00	88	1,410,461.89	0.44%
25,000.01 - 50,000.00	213	8,175,035.53	2.54%
50,000.01 - 75,000.00	364	23,067,073.64	7.15%
75,000.01 - 100,000.00	355	31,118,747.85	9.65%
100,000.01 - 125,000.00	311	35,053,546.69	10.87%
125,000.01 - 150,000.00	250	34,297,639.18	10.64%
150,000.01 - 175,000.00	170	27,686,609.10	8.59%
175,000.01 - 200,000.00	145	27,183,298.14	8.43%
200,000.01 - 225,000.00	89	18,869,518.05	5.85%
225,000.01 - 250,000.00	61	14,407,056.63	4.47%
250,000.01 - 275,000.00	68	17,735,398.14	5.50%
275,000.01 - 300,000.00	64	18,451,684.53	5.72%
300,000.01 - 325,000.00	44	13,918,065.12	4.32%
325,000.01 - 350,000.00	19	6,424,177.22	1.99%
350,000.01 - 375,000.00	11	3,993,935.28	1.24%
375,000.01 - 400,000.00	13	4,985,318.30	1.55%
400,000.01 - 425,000.00	8	3,265,564.01	1.01%
425,000.01 - 450,000.00	10	4,419,033.08	1.37%
450,000.01 - 475,000.00	7	3,209,752.97	1.00%
475,000.01 - 500,000.00	6	2,928,879.79	0.91%
500,000.01 - 525,000.00	2	1,023,580.03	0.32%
525,000.01 - 550,000.00	2	1,081,197.53	0.34%
550,000.01 - 575,000.00	2	1,122,243.51	0.35%
575,000.01 - 600,000.00	2	1,175,310.18	0.36%
600,000.01 - 625,000.00	2	1,222,202.38	0.38%
625,000.01 - 650,000.00	6	3,828,849.48	1.19%
650,000.01 - 675,000.00	1	668,193.28	0.21%
675,000.01 - 700,000.00	1	687,196.60	0.21%
700,000.01 - 725,000.00	1	723,804.42	0.22%
725,000.01 - 750,000.00	4	2,978,078.78	0.92%
775,000.01 - 800,000.00	1	798,408.56	0.25%
925,000.01 - 950,000.00	1	949,999.98	0.29%
975,000.01 - 1,000,000.00	1	989,080.95	0.31%
1,325,000.01 - 1,350,000.00	1	1,331,465.66	0.41%
3,000,000.00 +	1	3,225,433.87	1.00%

Totals	2,324	$322,405,840.35	100.00%

Average Principal Balance	$138,728.85

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Original Principal Balance

Original Balance Range	Loan Count	Principal Balance	% of Agg. Principal
.01 - 25,000.00	55	$883,477.97	0.27%
25,000.01 - 50,000.00	189	6,551,429.01	2.03%
50,000.01 - 75,000.00	355	21,036,961.88	6.52%
75,000.01 - 100,000.00	375	31,279,113.59	9.70%
100,000.01 - 125,000.00	303	32,958,697.03	10.22%
125,000.01 - 150,000.00	269	35,514,911.72	11.02%
150,000.01 - 175,000.00	185	29,458,359.78	9.14%
175,000.01 - 200,000.00	157	28,749,842.46	8.92%
200,000.01 - 225,000.00	89	18,660,029.86	5.79%
225,000.01 - 250,000.00	65	15,187,834.52	4.71%
250,000.01 - 275,000.00	69	17,906,400.63	5.55%
275,000.01 - 300,000.00	60	17,199,435.18	5.33%
300,000.01 - 325,000.00	46	14,411,048.55	4.47%
325,000.01 - 350,000.00	17	5,650,567.96	1.75%
350,000.01 - 375,000.00	14	4,939,541.55	1.53%
375,000.01 - 400,000.00	15	5,711,467.05	1.77%
400,000.01 - 425,000.00	10	3,944,010.56	1.22%
425,000.01 - 450,000.00	7	3,069,795.03	0.95%
450,000.01 - 475,000.00	10	4,558,991.02	1.41%
475,000.01 - 500,000.00	6	2,928,879.79	0.91%
500,000.01 - 525,000.00	1	502,295.13	0.16%
525,000.01 - 550,000.00	2	1,052,811.24	0.33%
550,000.01 - 575,000.00	3	1,671,914.70	0.52%
575,000.01 - 600,000.00	2	1,175,310.18	0.36%
600,000.01 - 625,000.00	1	615,275.58	0.19%
625,000.01 - 650,000.00	7	4,435,776.28	1.38%
675,000.01 - 700,000.00	1	687,196.60	0.21%
700,000.01 - 725,000.00	1	668,193.28	0.21%
725,000.01 - 750,000.00	5	3,701,883.20	1.15%
800,000.01 - 825,000.00	1	798,408.56	0.25%
925,000.01 - 950,000.00	1	949,999.98	0.29%
975,000.01 - 1,000,000.00	1	989,080.95	0.31%
1,375,000.01 - 1,380,000.00	1	1,331,465.66	0.41%
3,000,000.01 +	1	3,225,433.87	1.00%

Totals	2,324	$322,405,840.35	100.00%

Average Original Balance	$142,910.88

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Combined Loan-To-Value Ratio

CLTV Range	Loan Count	Principal Balance	% of Agg. Principal
.01 - 40.00	151	$21,633,373.43	6.71%
40.01 - 45.00	63	9,725,688.07	3.02%
45.01 - 50.00	75	13,547,075.99	4.20%
50.01 - 55.00	70	13,071,959.26	4.05%
55.01 - 60.00	99	16,618,878.51	5.15%
60.01 - 65.00	117	19,245,073.53	5.97%
65.01 - 70.00	162	26,897,989.20	8.34%
70.01 - 75.00	196	37,046,568.85	11.49%
75.01 - 80.00	361	52,602,655.08	16.32%
80.01 - 85.00	93	10,655,138.40	3.30%
85.01 - 90.00	236	24,088,634.22	7.47%
90.01 - 95.00	246	25,716,172.32	7.98%
95.01 - 100.00	391	42,614,921.06	13.22%
100.01 - 105.00	49	6,926,274.69	2.15%
105.01 - 110.00	6	653,954.15	0.20%
110.01 - 115.00	2	133,612.44	0.04%
120.01 - 125.00	6	1,101,655.64	0.34%
130.01 - 135.00	1	126,215.51	0.04%

Totals	2,324	$322,405,840.35	100.00%

Min CLTV	0%
Max CLTV	132%
WA CLTV	74%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

FICO Score

FICO Range	Loan Count	Principal Balance	% of Agg. Principal
420 - 439	2	$143,422.83	0.04%
440 - 459	13	1,231,032.71	0.38%
460 - 479	28	2,450,183.78	0.76%
480 - 499	39	3,309,512.03	1.03%
500 - 519	69	7,085,012.67	2.20%
520 - 539	112	10,453,676.27	3.24%
540 - 559	95	9,763,382.44	3.03%
560 - 579	119	13,220,207.57	4.10%
580 - 599	107	12,284,408.98	3.81%
600 - 619	138	17,631,345.97	5.47%
620 - 639	162	19,738,412.40	6.12%
640 - 659	140	20,535,095.74	6.37%
660 - 679	138	21,728,892.38	6.74%
680 - 699	170	25,720,994.35	7.98%
700 - 719	176	27,323,567.09	8.47%
720 - 739	196	30,433,465.79	9.44%
740 - 759	182	28,101,251.22	8.72%
760 - 779	197	32,550,061.94	10.10%
780 - 799	170	29,298,800.74	9.09%
800 - 819	33	4,118,132.69	1.28%
820 - 839	4	608,148.72	0.19%
NA	34	4,676,832.04	1.45%

Totals	2,324	$322,405,840.35	100.00%

WA FICO	680

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Coupon

Coupon Range	Loan Count	Principal Balance	% of Agg. Principal
2.000 - 2.999	1	$403,485.44	0.13%
3.000 - 3.999	11	2,856,586.82	0.89%
4.000 - 4.999	143	29,929,503.18	9.28%
5.000 - 5.999	890	135,181,118.94	41.93%
6.000 - 6.999	589	81,796,113.93	25.37%
7.000 - 7.999	464	50,967,252.55	15.81%
8.000 - 8.999	172	17,597,321.82	5.46%
9.000 - 9.999	33	2,095,139.97	0.65%
10.000 - 10.999	8	452,738.06	0.14%
11.000 - 11.999	9	1,048,800.78	0.33%
12.000 - 12.999	2	23,173.62	0.01%
13.000 - 13.999	2	54,605.24	0.02%

Totals	2,324	$322,405,840.35	100.00%

WA Coupon	6.123%

Stated Original Term

OST Range	Loan Count	Principal Balance	% of Agg. Principal
25 - 36	332	$27,060,483.09	8.39%
37 - 48	4	441,494.85	0.14%
49 - 60	12	1,373,821.95	0.43%
73 - 84	12	2,375,248.49	0.74%
85 - 96	1	50,074.58	0.02%
109 - 120	18	2,290,371.42	0.71%
133 - 144	2	371,897.57	0.12%
145 - 156	3	496,410.72	0.15%
157 - 168	6	858,231.17	0.27%
169 - 180	326	49,954,672.20	15.49%
181 - 192	1	437.37	0.00%
229 - 240	67	10,258,887.95	3.18%
277 - 288	1	155,666.66	0.05%
289 - 300	18	2,945,899.84	0.91%
325 - 336	1	84,319.56	0.03%
337 - 348	2	690,913.02	0.21%
349 - 360	1,506	222,425,846.11	68.99%
360 +	12	571,163.80	0.18%

Totals	2,324	$322,405,840.35	100.00%

WA OST	294

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Stated Remaining Term

SRT Range	Loan Count	Principal Balance	% of Agg. Principal
0 - 12	6	$34,475.24	0.01%
13 - 24	167	11,635,457.06	3.61%
25 - 36	177	15,699,300.04	4.87%
37 - 48	5	314,490.22	0.10%
49 - 60	14	1,866,941.40	0.58%
61 - 72	6	629,415.42	0.20%
73 - 84	5	1,239,725.51	0.38%
85 - 96	2	175,636.52	0.05%
97 - 108	4	297,865.23	0.09%
109 - 120	16	2,038,855.02	0.63%
121 - 132	7	253,868.14	0.08%
133 - 144	11	859,013.37	0.27%
145 - 156	10	908,665.20	0.28%
157 - 168	73	8,158,760.02	2.53%
169 - 180	270	42,986,610.03	13.33%
181 - 192	1	63,164.78	0.02%
193 - 204	3	487,485.16	0.15%
205 - 216	13	975,054.55	0.30%
217 - 228	31	3,462,432.61	1.07%
229 - 240	64	8,583,658.69	2.66%
241 - 252	26	1,834,301.41	0.57%
253 - 264	39	3,038,349.43	0.94%
265 - 276	33	2,842,126.32	0.88%
277 - 288	62	5,255,352.68	1.63%
289 - 300	42	5,439,965.89	1.69%
301 - 312	28	3,213,475.98	1.00%
313 - 324	43	6,805,375.02	2.11%
325 - 336	314	36,788,972.95	11.41%
337 - 348	302	40,045,301.92	12.42%
349 - 360	550	116,471,744.54	36.13%

Totals	2,324	$322,405,840.35	100.00%

WA SRT	275

Lien Position

Lien Position	Loan Count	Principal Balance	% of Agg. Principal
First Lien	2,324	$322,405,840.35	100.00%

Totals	2,324	$322,405,840.35	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Document Type

Document Type	Loan Count	Principal Balance	% of Agg. Principal
Standard	1,652	$233,286,737.50	72.36%
Super Express	191	30,163,868.32	9.36%
Alternate	267	19,636,731.77	6.09%
Stream lined Docs	109	16,720,362.83	5.19%
Family First Direct	59	7,323,540.51	2.27%
Stated	13	5,198,596.48	1.61%
Select	12	4,608,687.40	1.43%
Select Super Select	3	2,429,874.22	0.75%
Express	11	1,753,365.18	0.54%
Relocation	5	903,616.92	0.28%
GM Expanded FAM	2	380,459.22	0.12%

Totals	2,324	$322,405,840.35	100.00%

Occupancy Status

Occupancy Type	Loan Count	Principal Balance	% of Agg. Principal
Owner	1,890	$280,096,655.57	86.88%
Second Home	363	34,618,454.90	10.74%
Non Owner	71	7,690,729.88	2.39%

Totals	2,324	$322,405,840.35	100.00%

Loan Purpose

Loan Purpose	Loan Count	Principal Balance	% of Agg. Principal
Purchase	1,252	$129,306,389.26	40.11%
Refinance	623	113,198,700.36	35.11%
Cash Out	441	78,471,063.91	24.34%
New Construction	8	1,429,686.82	0.44%

Totals	2,324	$322,405,840.35	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Property Type

Property Types	Loan Count	Principal Balance	% of Agg. Principal
Single Family	1,591	$225,767,895.81	70.03%
Land	341	27,602,865.33	8.56%
2-4 Family	116	21,962,301.67	6.81%
Condo	132	20,081,376.41	6.23%
PUD	91	19,711,615.76	6.11%
Coop	27	5,281,420.34	1.64%
Manufactured Housing	22	1,666,080.40	0.52%
Townhouse	4	332,284.63	0.10%

Totals	2,324	$322,405,840.35	100.00%

Delinquency Status

Delinquency	Loan Count	Principal Balance	% of Agg. Principal
Current	2,222	$310,918,593.16	96.44%
30-59	102	11,487,247.19	3.56%

Totals	2,324	$322,405,840.35	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Geographic Distribution

State	Loan Count	Principal Balance	% of Agg. Principal
NY	449	$82,494,426.15	25.59%
MA	143	33,282,292.71	10.32%
CA	151	26,148,716.38	8.11%
FL	134	14,182,397.38	4.40%
NJ	71	12,767,120.90	3.96%
MI	102	12,114,909.23	3.76%
IL	80	10,902,164.56	3.38%
IN	71	9,245,763.26	2.87%
CO	75	9,108,322.18	2.83%
PA	91	8,360,214.15	2.59%
CT	43	8,305,741.86	2.58%
TX	71	7,158,603.31	2.22%
NC	46	6,638,854.11	2.06%
GA	64	6,111,964.48	1.90%
AZ	51	5,395,354.85	1.67%
MD	41	5,177,248.86	1.61%
NH	42	5,128,032.47	1.59%
VA	48	4,664,535.44	1.45%
TN	53	4,587,473.65	1.42%
MT	42	4,469,814.87	1.39%
OH	38	3,916,347.30	1.21%
WA	44	3,875,171.91	1.20%
AK	42	3,689,361.17	1.14%
UT	28	3,264,939.90	1.01%
SC	31	3,240,778.66	1.01%
MO	21	2,777,157.85	0.86%
OR	15	2,224,027.46	0.69%
ME	15	1,830,941.62	0.57%
VT	16	1,736,006.42	0.54%
RI	13	1,611,212.25	0.50%
DE	11	1,607,759.70	0.50%
ID	13	1,571,767.82	0.49%
OK	24	1,438,680.26	0.45%
AL	19	1,428,404.14	0.44%
MS	16	1,409,887.66	0.44%
NV	13	1,382,246.28	0.43%
MN	12	1,310,081.60	0.41%
Other	85	7,847,117.55	2.44%

Totals	2,324	$322,405,840.35	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

FIXED-RATE COLLATERAL SUMMARY

Cut-Off Date	12/1/2003
Total Outstanding Balance	$267,587,722.45
Number of Loans	1,960
Average Remaining Balance:	$136,524.35
WA Mortgage Loan Rate	6.303%
Original Weighted Average Term	287
Remaining Weighted Average Term	270
Lien Position	100% First Lien
WA CLTV Ratio	73.58%
WA FICO Score	680
Documentation
Standard	73.20%
Super Express	11.19%
Stream lined Docs	5.92%
Alternate	3.75%
Family First Direct	2.19%
Stated	1.82%
Express	0.66%
Select Super Select	0.50%
Select	0.45%
Relocation	0.24%
GM Expanded FAM	0.08%
Property Type
Single Family	70.11%
Land	8.47%
2-4 Family	7.59%
PUD	6.47%
Condo	4.96%
Coop	1.68%
Manufactured Housing	0.62%
Townhouse	0.10%
Owner Occupancy
Owner	87.41%
Second Home	10.43%
Non Owner	2.16%
% Fixed-Rate	100%
% Adjustable Rate	0%

Geographic Distribution (≥ 5%)
NY - 29.64%
CA - 8.21%
MA - 7.97%
Delinquency Status
Current	96.06%
30-59 Days	3.94%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Set forth below is a description of certain characteristics of the Initial Aggregate Mortgage Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Aggregate Mortgage Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

FIXED-RATE COLLATERAL TABLES

Current Principal Balance

Principal Balance Range	Loan Count	Principal Balance	% of Fixed Principal
.01 - 25,000.00	79	$1,257,610.66	0.47%
25,000.01 - 50,000.00	166	6,326,593.96	2.36%
50,000.01 - 75,000.00	298	18,912,441.97	7.07%
75,000.01 - 100,000.00	295	25,902,143.85	9.68%
100,000.01 - 125,000.00	267	30,130,690.98	11.26%
125,000.01 - 150,000.00	223	30,581,411.71	11.43%
150,000.01 - 175,000.00	161	26,205,806.61	9.79%
175,000.01 - 200,000.00	124	23,295,159.55	8.71%
200,000.01 - 225,000.00	79	16,756,276.17	6.26%
225,000.01 - 250,000.00	55	12,981,851.43	4.85%
250,000.01 - 275,000.00	54	14,083,049.61	5.26%
275,000.01 - 300,000.00	53	15,276,649.14	5.71%
300,000.01 - 325,000.00	39	12,342,703.04	4.61%
325,000.01 - 350,000.00	15	5,068,647.94	1.89%
350,000.01 - 375,000.00	9	3,255,378.13	1.22%
375,000.01 - 400,000.00	10	3,836,716.42	1.43%
400,000.01 - 425,000.00	4	1,630,110.52	0.61%
425,000.01 - 450,000.00	5	2,201,200.57	0.82%
450,000.01 - 475,000.00	3	1,381,692.80	0.52%
475,000.01 - 500,000.00	3	1,455,746.05	0.54%
500,000.01 - 525,000.00	1	502,295.13	0.19%
525,000.01 - 550,000.00	2	1,081,197.53	0.40%
575,000.01 - 600,000.00	1	584,530.88	0.22%
600,000.01 - 625,000.00	2	1,222,202.38	0.46%
625,000.01 - 650,000.00	5	3,188,519.36	1.19%
650,000.01 - 675,000.00	1	668,193.28	0.25%
675,000.01 - 700,000.00	1	687,196.60	0.26%
700,000.01 - 725,000.00	1	723,804.42	0.27%
725,000.01 - 750,000.00	2	1,491,002.23	0.56%
1,325,000.01 - 1,350,000.00	1	1,331,465.66	0.50%
3,000,000.01 +	1	3,225,433.87	1.21%

Totals	1,960	$267,587,722.45	100.00%

Average Principal Balance	$136,524.35

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Original Principal Balance

Original Balance Range	Loan Count	Principal Balance	% of Fixed Principal
.01 - 25,000.00	51	$828,087.59	0.31%
25,000.01 - 50,000.00	162	5,671,950.61	2.12%
50,000.01 - 75,000.00	290	17,540,231.76	6.55%
75,000.01 - 100,000.00	306	25,921,239.66	9.69%
100,000.01 - 125,000.00	250	27,389,065.02	10.24%
125,000.01 - 150,000.00	243	32,173,593.90	12.02%
150,000.01 - 175,000.00	168	26,827,458.51	10.03%
175,000.01 - 200,000.00	136	24,882,667.25	9.30%
200,000.01 - 225,000.00	78	16,364,734.39	6.12%
225,000.01 - 250,000.00	60	14,011,897.49	5.24%
250,000.01 - 275,000.00	54	14,004,783.93	5.23%
275,000.01 - 300,000.00	51	14,622,822.20	5.46%
300,000.01 - 325,000.00	40	12,537,264.06	4.69%
325,000.01 - 350,000.00	13	4,295,038.68	1.61%
350,000.01 - 375,000.00	13	4,571,182.10	1.71%
375,000.01 - 400,000.00	11	4,192,667.47	1.57%
400,000.01 - 425,000.00	5	2,008,557.07	0.75%
425,000.01 - 450,000.00	4	1,751,331.52	0.65%
450,000.01 - 475,000.00	4	1,831,561.85	0.68%
475,000.01 - 500,000.00	3	1,455,746.05	0.54%
500,000.01 - 525,000.00	1	502,295.13	0.19%
525,000.01 - 550,000.00	1	531,526.34	0.20%
550,000.01 - 575,000.00	1	549,671.19	0.21%
575,000.01 - 600,000.00	1	584,530.88	0.22%
600,000.01 - 625,000.00	1	615,275.58	0.23%
625,000.01 - 650,000.00	6	3,795,446.16	1.42%
675,000.01 - 700,000.00	1	687,196.60	0.26%
700,000.01 - 725,000.00	1	668,193.28	0.25%
725,000.01 - 750,000.00	3	2,214,806.65	0.83%
1,375,000.01 - 1,400,000.00	1	1,331,465.66	0.50%
3,000,000.01 +	1	3,225,433.87	1.21%

Totals	1,960	$267,587,722.45	100.00%

Average Original Balance	$140,267.09

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Combined Loan-To-Value Ratio

CLTV Range	Loan Count	Principal Balance	% of Fixed Principal
.01 - 40.00	142	$19,751,263.93	7.38%
40.01 - 45.00	59	9,197,317.16	3.44%
45.01 - 50.00	62	9,080,651.87	3.39%
50.01 - 55.00	62	9,457,451.04	3.53%
55.01 - 60.00	92	15,176,328.81	5.67%
60.01 - 65.00	94	14,549,132.06	5.44%
65.01 - 70.00	137	24,018,370.87	8.98%
70.01 - 75.00	159	31,379,260.29	11.73%
75.01 - 80.00	293	40,555,687.14	15.16%
80.01 - 85.00	73	8,619,538.17	3.22%
85.01 - 90.00	181	18,102,148.97	6.76%
90.01 - 95.00	168	18,410,919.29	6.88%
95.01 - 100.00	376	40,592,713.73	15.17%
100.01 - 105.00	48	6,807,716.89	2.54%
105.01 - 110.00	6	653,954.15	0.24%
110.01 - 115.00	2	133,612.44	0.05%
120.01 - 125.00	6	1,101,655.64	0.41%

Totals	1,960	$267,587,722.45	100.00%

Min CLTV	0.24%
Max CLTV	123.47%
WA CLTV	73.58%

FICO Score

FICO Range	Loan Count	Principal Balance	% of Fixed Principal
420 - 439	2	$143,422.83	0.05%
440 - 459	9	905,544.74	0.34%
460 - 479	20	1,914,208.96	0.72%
480 - 499	28	2,433,621.98	0.91%
500 - 519	48	4,833,641.83	1.81%
520 - 539	74	7,182,845.37	2.68%
540 - 559	79	8,545,919.41	3.19%
560 - 579	100	10,944,654.32	4.09%
580 - 599	89	10,050,197.55	3.76%
600 - 619	120	15,665,969.60	5.85%
620 - 639	140	17,069,953.97	6.38%
640 - 659	122	18,595,451.53	6.95%
660 - 679	120	17,787,203.12	6.65%
680 - 699	154	22,372,964.78	8.36%
700 - 719	159	23,830,357.09	8.91%
720 - 739	170	24,948,158.39	9.32%
740 - 759	152	22,709,987.53	8.49%
760 - 779	168	26,779,408.12	10.01%
780 - 799	143	22,558,918.84	8.43%
800 - 819	30	3,612,058.89	1.35%
820 - 839	3	287,589.44	0.11%
NA	30	4,415,644.16	1.65%

Totals	1,960	$267,587,722.45	100.00%

WA FICO	680

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Coupon

Coupon Range	Loan Count	Principal Balance	% of Fixed Principal
4.000 - 4.999	62	$11,048,427.32	4.13%
5.000 - 5.999	740	114,936,898.50	42.95%
6.000 - 6.999	479	70,736,633.05	26.43%
7.000 - 7.999	457	50,225,867.74	18.77%
8.000 - 8.999	168	16,965,438.17	6.34%
9.000 - 9.999	33	2,095,139.97	0.78%
10.000 - 10.999	8	452,738.06	0.17%
11.000 - 11.999	9	1,048,800.78	0.39%
12.000 - 12.999	2	23,173.62	0.01%
13.000 - 13.999	2	54,605.24	0.02%

Totals	1,960	$267,587,722.45	100.00%

WA Coupon	6.303%

Stated Remaining Term

SRT Range	Loan Count	Principal Balance	% of Fixed Principal
0 - 12	4	$9,586.59	0.00%
13 - 24	155	11,009,464.16	4.11%
25 - 36	136	11,451,708.84	4.28%
37 - 48	4	284,920.56	0.11%
49 - 60	14	1,866,941.40	0.70%
61 - 72	6	629,415.42	0.24%
73 - 84	5	1,239,725.51	0.46%
85 - 96	2	175,636.52	0.07%
97 - 108	4	297,865.23	0.11%
109 - 120	16	2,038,855.02	0.76%
121 - 132	6	222,721.56	0.08%
133 - 144	4	566,921.06	0.21%
145 - 156	10	908,665.20	0.34%
157 - 168	58	7,473,264.65	2.79%
169 - 180	261	42,433,051.04	15.86%
181 - 192	1	63,164.78	0.02%
193 - 204	2	429,907.57	0.16%
205 - 216	7	559,658.33	0.21%
217 - 228	24	2,975,143.62	1.11%
229 - 240	55	7,641,871.90	2.86%
241 - 252	21	1,441,139.89	0.54%
253 - 264	26	1,794,929.76	0.67%
265 - 276	13	1,162,997.17	0.43%
277 - 288	12	1,199,709.58	0.45%
289 - 300	28	4,124,098.68	1.54%
301 - 312	17	1,649,394.25	0.62%
313 - 324	38	6,243,345.68	2.33%
325 - 336	302	35,248,191.10	13.17%
337 - 348	274	33,370,235.05	12.47%
349 - 360	455	89,075,192.33	33.29%

Totals	1,960	$267,587,722.45	100.00%

WA SRT	270.26

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Stated Original Term

OST Range	Loan Count	Principal Balance	% of Fixed Principal
25 - 36	280	$22,207,512.72	8.30%
37 - 48	4	441,494.85	0.16%
49 - 60	8	1,298,749.91	0.49%
73 - 84	12	2,375,248.49	0.89%
85 - 96	1	50,074.58	0.02%
109 - 120	18	2,290,371.42	0.86%
133 - 144	2	371,897.57	0.14%
145 - 156	3	496,410.72	0.19%
157 - 168	6	858,231.17	0.32%
169 - 180	325	49,732,396.51	18.59%
181 - 192	1	437.37	0.00%
229 - 240	65	9,954,462.71	3.72%
277 - 288	1	155,666.66	0.06%
289 - 300	18	2,945,899.84	1.10%
325 - 336	1	84,319.56	0.03%
337 - 348	2	690,913.02	0.26%
349 - 360	1,202	173,121,562.03	64.70%
360 +	11	512,073.32	0.19%

Totals	1,960	$267,587,722.45	100.00%

WA OST	287

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Age

Age Range	Loan Count	Principal Balance	% of Fixed Principal
1 - 6	340	$61,371,723.49	22.94%
7 - 12	656	105,007,856.02	39.24%
13 - 18	265	28,451,819.83	10.63%
19 - 24	230	24,783,860.27	9.26%
25 - 30	227	25,062,643.39	9.37%
31 - 36	45	6,579,204.06	2.46%
37 - 42	20	3,387,692.18	1.27%
43 - 48	16	2,104,644.10	0.79%
49 - 54	12	992,830.58	0.37%
55 - 60	10	932,288.73	0.35%
61 - 66	10	1,170,367.29	0.44%
67 - 72	4	388,248.84	0.15%
73 - 78	5	393,154.89	0.15%
79 - 84	5	354,524.10	0.13%
85 - 90	9	836,487.74	0.31%
91 - 96	8	722,060.88	0.27%
97 - 102	16	1,028,415.18	0.38%
103 - 108	5	296,238.92	0.11%
109 - 114	9	602,807.82	0.23%
115 - 120	17	1,113,393.96	0.42%
121 - 126	10	607,766.40	0.23%
127 - 132	4	171,143.67	0.06%
139 - 144	6	534,685.56	0.20%
151 - 156	1	10,747.11	0.00%
157 - 162	1	13,852.40	0.01%
163 - 168	2	114,515.80	0.04%
169 - 174	2	68,831.79	0.03%
181 - 186	2	52,391.02	0.02%
187 - 192	1	58,362.65	0.02%
193 - 198	1	27,398.78	0.01%
199 - 204	3	116,036.69	0.04%
205 - 210	1	34,679.68	0.01%
211 - 216	1	39,396.79	0.01%
217 - 222	1	20,328.26	0.01%
235 - 240	1	15,651.70	0.01%
241 - 246	2	41,758.42	0.02%
289 - 294	1	9,456.09	0.00%
295 - 300	2	40,716.72	0.02%
301 - 306	1	530.22	0.00%
325 - 330	2	10,431.08	0.00%
349 - 354	1	3,933.35	0.00%
360 +	5	14,846.00	0.01%

Totals	1,960	$267,587,722.45	100.00%

WA Age	16.36

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Document Type

Document Type	Loan Count	Principal Balance	% of Fixed Principal
Standard	1,450	$195,884,269.51	73.20%
Super Express	189	29,946,352.01	11.19%
Stream lined Docs	103	15,851,145.31	5.92%
Alternate	137	10,021,782.07	3.75%
Family First Direct	48	5,868,345.74	2.19%
Stated	11	4,857,091.29	1.82%
Express	11	1,753,365.18	0.66%
Select Super Select	1	1,331,465.66	0.50%
Select	5	1,213,245.27	0.45%
Relocation	4	653,083.51	0.24%
GM Expanded FAM	1	207,576.90	0.08%

Totals	1,960	$267,587,722.45	100.00%

Occupancy Status

Occupancy Type	Loan Count	Principal Balance	% of Fixed Principal
Owner	1,597	$233,905,796.51	87.41%
Second Home	301	27,909,447.17	10.43%
Non Owner	62	5,772,478.77	2.16%

Totals	1,960	$267,587,722.45	100.00%

Loan Purpose

Loan Purpose	Loan Count	Principal Balance	% of Fixed Principal
Purchase	989	$101,741,718.86	38.02%
Refi	557	94,687,423.38	35.39%
Cash Out	407	69,901,775.71	26.12%
New Construction	7	1,256,804.50	0.47%

Totals	1,960	$267,587,722.45	100.00%

Property Type

Property Types	Loan Count	Principal Balance	% of Fixed Principal
Single Family	1,343	$187,606,268.45	70.11%
Land	285	22,674,822.92	8.47%
2-4 Family	105	20,302,346.60	7.59%
PUD	81	17,323,039.41	6.47%
Condo	95	13,273,053.25	4.96%
Coop	26	4,483,011.78	1.68%
Manufactured Housing	22	1,666,080.40	0.62%
Townhouse	3	259,099.64	0.10%

Totals	1,960	$267,587,722.45	100.00%

Lien Position

Lien Position	Loan Count	Principal Balance	% of Fixed Principal
First Lien	1,960	$267,587,722.45	100.00%

Totals	1,960	$267,587,722.45	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Geographic Distribution

State	Loan Count	Principal Balance	% of Fixed Principal
NY	435	$79,305,337.82	29.64%
CA	123	21,967,805.40	8.21%
MA	101	21,334,023.58	7.97%
FL	122	12,692,341.55	4.74%
NJ	55	9,029,053.54	3.37%
IL	57	7,859,177.81	2.94%
MI	82	7,821,002.75	2.92%
CO	61	7,592,484.24	2.84%
TX	61	6,360,289.46	2.38%
PA	69	6,357,465.32	2.38%
CT	23	6,273,517.95	2.34%
NC	42	6,170,761.38	2.31%
IN	57	6,169,532.33	2.31%
GA	60	5,773,700.95	2.16%
NH	35	4,649,201.30	1.74%
AZ	44	4,401,957.98	1.65%
MD	33	4,243,246.29	1.59%
VA	40	4,052,021.14	1.51%
AK	42	3,689,361.17	1.38%
TN	42	3,560,793.35	1.33%
MT	36	3,551,088.12	1.33%
OH	31	3,305,780.56	1.24%
UT	27	3,176,406.27	1.19%
SC	26	2,999,059.59	1.12%
WA	34	2,846,701.84	1.06%
OR	13	1,943,970.95	0.73%
ID	13	1,571,767.82	0.59%
DE	10	1,536,436.21	0.57%
MO	14	1,520,216.93	0.57%
AL	19	1,428,404.14	0.53%
RI	10	1,377,586.48	0.51%
ME	13	1,362,563.44	0.51%
VT	9	1,340,811.76	0.50%
OK	20	1,261,135.64	0.47%
MN	10	1,241,687.92	0.46%
MS	13	1,204,095.46	0.45%
LA	15	1,178,073.94	0.44%
NV	11	1,062,944.72	0.40%
KY	11	838,588.21	0.31%
HI	6	838,316.86	0.31%
WI	6	493,035.79	0.18%
KS	7	492,123.37	0.18%
Other	22	1,713,851.12	0.64%

Totals	1,960	$267,587,722.45	100.00%

Delinquency Status

Delinquency	Loan Count	Principal Balance	% of Fixed Principal
Current	1,868	$257,037,033.10	96.06%
30-59	92	10,550,689.35	3.94%

Totals	1,960	$267,587,722.45	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

ADJUSTABLE-RATE COLLATERAL SUMMARY

Cut-Off Date	12/1/2003
Total Outstanding Balance	$54,818,117.90
Number of Loans	364
Average Remaining Balance:	$150,599.23
WA Mortgage Loan Rate	5.241%
Original Weighted Average Term	329
Remaining Weighted Average Term	300
Lien Position	100% First Lien
WA CLTV Ratio	73.31%
WA FICO Score	679
Documentation
Standard	68.23%
Alternate	17.54%
Select	6.19%
Family First Direct	2.65%
Select Super Select	2.00%
Stream lined Docs	1.59%
Stated	0.62%
Relocation	0.46%
Super Express	0.40%
GM Expanded FAM	0.32%
Property Type
Single Family	69.61%
Condo	12.42%
Land	8.99%
PUD	4.36%
2-4 Family	3.03%
Coop	1.46%
Townhouse	0.13%
Owner Occupancy
Owner	84.26%
Second Home	12.24%
Non Owner	3.50%
% Fixed-Rate	0%
% Adjustable Rate	100%
Geographic Distribution (≥ 5%)
MA - 21.80%
MI - 7.83%
CA - 7.63%
NJ - 6.82%
NY - 5.82%
IN - 5.61%
IL - 5.55%
Gross Margin	2.89%
Maximum Loan Rate	10.37%
Delinquency Status
Current	98.29%
30-59 Days	1.71%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Set forth below is a description of certain characteristics of the Initial Aggregate Mortgage Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Aggregate Mortgage Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).

ADJUSTABLE-RATE COLLATERAL TABLES

Current Principal Balance

Principal Balance Range	Loan Count	Principal Balance	% of ARM Principal
.01 - 25,000.00	9	$152,851.23	0.28%
25,000.01 - 50,000.00	47	1,848,441.57	3.37%
50,000.01 - 75,000.00	66	4,154,631.67	7.58%
75,000.01 - 100,000.00	60	5,216,604.00	9.52%
100,000.01 - 125,000.00	44	4,922,855.71	8.98%
125,000.01 - 150,000.00	27	3,716,227.47	6.78%
150,000.01 - 175,000.00	9	1,480,802.49	2.70%
175,000.01 - 200,000.00	21	3,888,138.59	7.09%
200,000.01 - 225,000.00	10	2,113,241.88	3.86%
225,000.01 - 250,000.00	6	1,425,205.20	2.60%
250,000.01 - 275,000.00	14	3,652,348.53	6.66%
275,000.01 - 300,000.00	11	3,175,035.39	5.79%
300,000.01 - 325,000.00	5	1,575,362.08	2.87%
325,000.01 - 350,000.00	4	1,355,529.28	2.47%
350,000.01 - 375,000.00	2	738,557.15	1.35%
375,000.01 - 400,000.00	3	1,148,601.88	2.10%
400,000.01 - 425,000.00	4	1,635,453.49	2.98%
425,000.01 - 450,000.00	5	2,217,832.51	4.05%
450,000.01 - 475,000.00	4	1,828,060.17	3.33%
475,000.01 - 500,000.00	3	1,473,133.74	2.69%
500,000.01 - 525,000.00	1	521,284.90	0.95%
550,000.01 - 575,000.00	2	1,122,243.51	2.05%
575,000.01 - 600,000.00	1	590,779.30	1.08%
625,000.01 - 650,000.00	1	640,330.12	1.17%
725,000.01 - 750,000.00	2	1,487,076.55	2.71%
775,000.01 - 800,000.00	1	798,408.56	1.46%
925,000.01 - 950,000.00	1	949,999.98	1.73%
975,000.01 - 1,000,000.00	1	989,080.95	1.80%

Totals	364	$54,818,117.90	100.00%

Average Principal Balance	$150,599.23

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Original Principal Balance

Original Balance Range	Loan Count	Principal Balance	% of ARM Principal
.01 - 25,000.00	4	$55,390.38	0.10%
25,000.01 - 50,000.00	27	879,478.40	1.60%
50,000.01 - 75,000.00	65	3,496,730.12	6.38%
75,000.01 - 100,000.00	69	5,357,873.93	9.77%
100,000.01 - 125,000.00	53	5,569,632.01	10.16%
125,000.01 - 150,000.00	26	3,341,317.82	6.10%
150,000.01 - 175,000.00	17	2,630,901.27	4.80%
175,000.01 - 200,000.00	21	3,867,175.21	7.05%
200,000.01 - 225,000.00	11	2,295,295.47	4.19%
225,000.01 - 250,000.00	5	1,175,937.03	2.15%
250,000.01 - 275,000.00	15	3,901,616.70	7.12%
275,000.01 - 300,000.00	9	2,576,612.98	4.70%
300,000.01 - 325,000.00	6	1,873,784.49	3.42%
325,000.01 - 350,000.00	4	1,355,529.28	2.47%
350,000.01 - 375,000.00	1	368,359.45	0.67%
375,000.01 - 400,000.00	4	1,518,799.58	2.77%
400,000.01 - 425,000.00	5	1,935,453.49	3.53%
425,000.01 - 450,000.00	3	1,318,463.51	2.41%
450,000.01 - 475,000.00	6	2,727,429.17	4.98%
475,000.01 - 500,000.00	3	1,473,133.74	2.69%
525,000.01 - 550,000.00	1	521,284.90	0.95%
550,000.01 - 575,000.00	2	1,122,243.51	2.05%
575,000.01 - 600,000.00	1	590,779.30	1.08%
625,000.01 - 650,000.00	1	640,330.12	1.17%
725,000.01 - 750,000.00	2	1,487,076.55	2.71%
800,000.01 - 825,000.00	1	798,408.56	1.46%
925,000.01 - 950,000.00	1	949,999.98	1.73%
975,000.01 - 1,000,000.00	1	989,080.95	1.80%

Totals	364	$54,818,117.90	100.00%

Average Original Balance	$157,146.65

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Combined Loan-To-Value Ratio

CLTV Range	Loan Count	Principal Balance	% of ARM Principal
.01 - 40.00	9	$1,882,109.50	3.43%
40.01 - 45.00	4	528,370.91	0.96%
45.01 - 50.00	13	4,466,424.12	8.15%
50.01 - 55.00	8	3,614,508.22	6.59%
55.01 - 60.00	7	1,442,549.70	2.63%
60.01 - 65.00	23	4,695,941.47	8.57%
65.01 - 70.00	25	2,879,618.33	5.25%
70.01 - 75.00	37	5,667,308.56	10.34%
75.01 - 80.00	68	12,046,967.94	21.98%
80.01 - 85.00	20	2,035,600.23	3.71%
85.01 - 90.00	55	5,986,485.25	10.92%
90.01 - 95.00	78	7,305,253.03	13.33%
95.01 - 100.00	15	2,022,207.33	3.69%
100.01 - 105.00	1	118,557.80	0.22%
130.01 - 135.00	1	126,215.51	0.23%

Totals	364	$54,818,117.90	100.00%

Min CLTV	8.12%
Max CLTV	132.21%
WA CLTV	73.31%

FICO Score

FICO Range	Loan Count	Principal Balance	% of ARM Principal
440 - 459	4	$325,487.97	0.59%
460 - 479	8	535,974.82	0.98%
480 - 499	11	875,890.05	1.60%
500 - 519	21	2,251,370.84	4.11%
520 - 539	38	3,270,830.90	5.97%
540 - 559	16	1,217,463.03	2.22%
560 - 579	19	2,275,553.25	4.15%
580 - 599	18	2,234,211.43	4.08%
600 - 619	18	1,965,376.37	3.59%
620 - 639	22	2,668,458.43	4.87%
640 - 659	18	1,939,644.21	3.54%
660 - 679	18	3,941,689.26	7.19%
680 - 699	16	3,348,029.57	6.11%
700 - 719	17	3,493,210.00	6.37%
720 - 739	26	5,485,307.40	10.01%
740 - 759	30	5,391,263.69	9.83%
760 - 779	29	5,770,653.82	10.53%
780 - 799	27	6,739,881.90	12.29%
800 - 819	3	506,073.80	0.92%
820 - 839	1	320,559.28	0.58%
NA	4	261,187.88	0.48%

Totals	364	$54,818,117.90	100.00%

WA FICO	679

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Coupon

Coupon Range	Loan Count	Principal Balance	% of ARM Principal
2.000 - 2.999	1	$403,485.44	0.74%
3.000 - 3.999	11	2,856,586.82	5.21%
4.000 - 4.999	81	18,881,075.86	34.44%
5.000 - 5.999	150	20,244,220.44	36.93%
6.000 - 6.999	110	11,059,480.88	20.17%
7.000 - 7.999	7	741,384.81	1.35%
8.000 - 8.999	4	631,883.65	1.15%

Totals	364	$54,818,117.90	100.00%

WA Coupon	5.241%

Stated Remaining Term

SRT Range	Loan Count	Principal Balance	% of ARM Principal
0 - 12	2	$24,888.65	0.05%
13 - 24	12	625,992.90	1.14%
25 - 36	41	4,247,591.20	7.75%
37 - 48	1	29,569.66	0.05%
121 - 132	1	31,146.58	0.06%
133 - 144	7	292,092.31	0.53%
157 - 168	15	685,495.37	1.25%
169 - 180	9	553,558.99	1.01%
193 - 204	1	57,577.59	0.11%
205 - 216	6	415,396.22	0.76%
217 - 228	7	487,288.99	0.89%
229 - 240	9	941,786.79	1.72%
241 - 252	5	393,161.52	0.72%
253 - 264	13	1,243,419.67	2.27%
265 - 276	20	1,679,129.15	3.06%
277 - 288	50	4,055,643.10	7.40%
289 - 300	14	1,315,867.21	2.40%
301 - 312	11	1,564,081.73	2.85%
313 - 324	5	562,029.34	1.03%
325 - 336	12	1,540,781.85	2.81%
337 - 348	28	6,675,066.87	12.18%
349 - 360	95	27,396,552.21	49.98%

Totals	364	$54,818,117.90	100.00%

WA SRT	300

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Stated Original Term

OST Range	Loan Count	Principal Balance	% of ARM Principal
25 - 36	52	$4,852,970.37	8.85%
49 - 60	4	75,072.04	0.14%
169 - 180	1	222,275.69	0.41%
229 - 240	2	304,425.24	0.56%
349 - 360	304	49,304,284.08	89.94%
360 +	1	59,090.48	0.11%

Totals	364	$54,818,117.90	100.00%

WA OST	329

Age

Age Range	Loan Count	Principal Balance	% of ARM Principal
1 - 6	101	$24,961,855.76	45.54%
7 - 12	38	7,530,795.75	13.74%
13 - 18	21	3,898,767.30	7.11%
19 - 24	22	3,363,238.35	6.14%
25 - 30	10	1,259,584.86	2.30%
31 - 36	1	51,547.24	0.09%
37 - 42	5	562,029.34	1.03%
43 - 48	1	101,061.29	0.18%
49 - 54	11	1,464,375.45	2.67%
61 - 66	3	221,690.10	0.40%
67 - 72	15	1,484,957.45	2.71%
73 - 78	40	3,156,259.12	5.76%
79 - 84	9	734,811.71	1.34%
85 - 90	14	1,243,090.12	2.27%
91 - 96	2	150,740.48	0.27%
97 - 102	12	1,056,620.87	1.93%
103 - 108	4	376,715.96	0.69%
109 - 114	3	262,334.84	0.48%
121 - 126	7	637,361.55	1.16%
133 - 138	3	256,548.63	0.47%
139 - 144	4	230,740.36	0.42%
145 - 150	3	202,421.69	0.37%
151 - 156	3	212,974.53	0.39%
157 - 162	1	57,577.59	0.11%
175 - 180	1	43,588.99	0.08%
181 - 186	6	230,367.95	0.42%
187 - 192	2	99,962.96	0.18%
193 - 198	13	594,772.48	1.08%
199 - 204	1	48,086.29	0.09%
217 - 222	7	292,092.31	0.53%
229 - 234	1	31,146.58	0.06%

Totals	364	$54,818,117.90	100.00%

WA Age	29.83

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Document Type

Document Type	Loan Count	Principal Balance	% of ARM Principal
Standard	202	$37,402,467.99	68.23%
Alternate	130	9,614,949.70	17.54%
Select	7	3,395,442.13	6.19%
Family First Direct	11	1,455,194.77	2.65%
Select Super Select	2	1,098,408.56	2.00%
Stream lined Docs	6	869,217.52	1.59%
Stated	2	341,505.19	0.62%
Relocation	1	250,533.41	0.46%
Super Express	2	217,516.31	0.40%
GM Expanded FAM	1	172,882.32	0.32%

Totals	364	$54,818,117.90	100.00%

Occupancy Status

Occupancy Type	Loan Count	Principal Balance	% of ARM Principal
Owner	293	$46,190,859.06	84.26%
Second Home	62	6,709,007.73	12.24%
Non Owner	9	1,918,251.11	3.50%

Totals	364	$54,818,117.90	100.00%

Loan Purpose

Loan Purpose	Loan Count	Principal Balance	% of ARM Principal
Purchase	263	$27,564,670.40	50.28%
Refi	66	18,511,276.98	33.77%
Cash Out	34	8,569,288.20	15.63%
New Construction	1	172,882.32	0.32%

Totals	364	$54,818,117.90	100.00%

Property Type

Property Types	Loan Count	Principal Balance	% of ARM Principal
Single Family	248	$38,161,627.36	69.61%
Condo	37	6,808,323.16	12.42%
Land	56	4,928,042.41	8.99%
PUD	10	2,388,576.35	4.36%
2-4 Family	11	1,659,955.07	3.03%
Coop	1	798,408.56	1.46%
Townhouse	1	73,184.99	0.13%

Totals	364	$54,818,117.90	100.00%

Lien Position

Lien Position	Loan Count	Principal Balance	% of ARM Principal
First Lien	364	$54,818,117.90	100.00%

Totals	364	$54,818,117.90	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Geographic Distribution

State	Loan Count	Principal Balance	% of ARM Principal
MA	42	$11,948,269.13	21.80%
MI	20	4,293,906.48	7.83%
CA	28	4,180,910.98	7.63%
NJ	16	3,738,067.36	6.82%
NY	14	3,189,088.33	5.82%
IN	14	3,076,230.93	5.61%
IL	23	3,042,986.75	5.55%
CT	20	2,032,223.91	3.71%
PA	22	2,002,748.83	3.65%
CO	14	1,515,837.94	2.77%
FL	12	1,490,055.83	2.72%
MO	7	1,256,940.92	2.29%
WA	10	1,028,470.07	1.88%
TN	11	1,026,680.30	1.87%
AZ	7	993,396.87	1.81%
SD	1	949,999.98	1.73%
MD	8	934,002.57	1.70%
MT	6	918,726.75	1.68%
TX	10	798,313.85	1.46%
VA	8	612,514.30	1.12%
OH	7	610,566.74	1.11%
NH	7	478,831.17	0.87%
ME	2	468,378.18	0.85%
NC	4	468,092.73	0.85%
VT	7	395,194.66	0.72%
GA	4	338,263.53	0.62%
WI	2	337,804.48	0.62%
NV	2	319,301.56	0.58%
OR	2	280,056.51	0.51%
SC	5	241,719.07	0.44%
NM	3	235,357.24	0.43%
RI	3	233,625.77	0.43%
WY	2	206,924.59	0.38%
MS	3	205,792.20	0.38%
KY	3	196,697.44	0.36%
OK	4	177,544.62	0.32%
HI	1	149,509.54	0.27%
UT	1	88,533.63	0.16%
LA	2	79,408.39	0.14%
NE	2	72,235.32	0.13%
DE	1	71,323.49	0.13%
MN	2	68,393.68	0.12%
AR	2	65,191.28	0.12%

Totals	364	$54,818,117.90	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Delinquency Status

Delinquency	Loan Count	Principal Balance	% of ARM Principal
Current	354	$53,881,560.06	98.29%
30 - 59 Days	10	936,557.84	1.71%

Totals	364	$54,818,117.90	100.00%

Maximum Loan Rate

Max Rate Range	Loan Count	Principal Balance	% of ARM Principal
0.000 - 0.999	1	$451,843.36	0.82%
2.000 - 2.999	2	570,210.42	1.04%
5.000 - 5.999	5	1,125,719.63	2.05%
7.000 - 7.999	1	197,862.61	0.36%
8.000 - 8.999	5	1,254,288.92	2.29%
9.000 - 9.999	90	18,422,795.58	33.61%
10.000 - 10.999	63	12,620,549.72	23.02%
11.000 - 11.999	110	12,238,685.49	22.33%
12.000 - 12.999	42	5,077,010.97	9.26%
13.000 - 13.999	20	1,357,253.17	2.48%
14.000 - 14.999	17	834,781.51	1.52%
15.000 - 15.999	3	128,436.92	0.23%
17.000 - 17.999	5	538,679.60	0.98%

Totals	364	$54,818,117.90	100.00%

WA Max Rate	10.37%

Gross Margin

Margin Range	Loan Count	Principal Balance	% of ARM Principal
1.000 - 1.999	1	$31,146.58	0.06%
2.000 - 2.999	292	47,352,634.34	86.38%
3.000 - 3.999	13	1,285,787.35	2.35%
4.000 - 4.999	50	4,958,517.97	9.05%
5.000 - 5.999	2	260,849.34	0.48%
6.000 - 6.999	3	456,612.19	0.83%
7.000 - 7.999	3	472,570.13	0.86%

Totals	364	$54,818,117.90	100.00%

WA Margin	2.89%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Next Interest Rate Adjustment Date

Next Interest Rate Adjustment Date	Loan Count	Principal Balance	% of ARM Principal
December-03	3	$282,750.32	0.52%
January-04	79	6,455,476.09	11.78%
February-04	2	52,496.11	0.10%
March-04	2	150,141.19	0.27%
April-04	25	2,437,866.29	4.45%
May-04	11	1,393,219.67	2.54%
June-04	11	1,016,941.28	1.86%
July-04	48	5,359,056.70	9.78%
August-04	7	413,928.85	0.76%
September-04	5	358,980.24	0.65%
October-04	54	4,184,108.44	7.63%
November-04	3	479,669.60	0.88%
December-04	1	27,729.81	0.05%
January-05	2	483,042.99	0.88%
April-05	1	143,523.33	0.26%
May-05	1	76,985.15	0.14%
August-05	2	870,254.64	1.59%
September-05	2	699,314.86	1.28%
November-05	1	193,236.29	0.35%
May-06	1	252,123.72	0.46%
June-06	4	1,059,290.02	1.93%
July-06	5	1,724,498.69	3.15%
August-06	8	1,656,138.34	3.02%
September-06	2	352,902.74	0.64%
October-06	3	836,423.58	1.53%
December-06	1	73,184.99	0.13%
August-07	2	298,790.58	0.55%
November-07	2	596,185.17	1.09%
January-08	2	362,500.05	0.66%
February-08	2	251,036.05	0.46%
March-08	3	661,637.20	1.21%
April-08	2	404,138.32	0.74%
May-08	4	779,501.91	1.42%
June-08	4	782,038.96	1.43%
July-08	6	2,488,659.97	4.54%
August-08	5	1,584,877.62	2.89%
September-08	2	795,816.66	1.45%
October-08	2	518,284.68	0.95%
May-09	1	737,217.17	1.34%
October-09	1	285,704.27	0.52%
November-09	1	124,158.37	0.23%
December-09	1	252,307.39	0.46%
January-10	4	1,680,846.74	3.07%
February-10	1	296,516.22	0.54%
March-10	2	463,846.44	0.85%
April-10	2	526,002.82	0.96%
May-10	5	728,367.84	1.33%
June-10	5	1,084,974.95	1.98%
July-10	5	1,530,685.79	2.79%
August-10	2	476,330.12	0.87%
September-10	4	1,972,263.61	3.60%
October-10	2	235,230.28	0.43%
May-13	1	300,000.00	0.55%
July-13	1	499,999.95	0.91%
August-13	2	559,209.77	1.02%
September-13	4	2,507,755.07	4.57%

Totals	364	$54,818,117.90	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2003-GH-2

Computational Materials (Part B) as of December 9, 2003

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE

COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

Initial Rate Cap

Initial Periodic Cap	Loan Count	Principal Balance	% of ARM Principal
0.0	1	$145,569.53	0.27%
1.0	182	15,235,006.06	27.79%
1.5	1	403,485.44	0.74%
2.0	83	11,840,387.98	21.60%
3.0	11	2,266,488.34	4.13%
5.0	86	24,927,180.55	45.47%

Totals	364	$54,818,117.90	100.00%

Periodic Rate Cap

Periodic Cap	Loan Count	Principal Balance	% of ARM Principal
0.0	1	$145,569.53	0.27%
1.0	193	17,576,988.37	32.06%
1.5	1	403,485.44	0.74%
2.0	168	36,474,756.83	66.54%
3.0	1	217,317.73	0.40%

Totals	364	$54,818,117.90	100.00%

[GRAPHIC]

Recipients of these Computational Materials must read and acknowledge the attached document “STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION” before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.